“A Global Food and Industrial Ingredients Technology Company” Investor Presentation September 2013

Safe Harbor Regarding Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Statements made in this presentation that relate to future plans, events or performances are forward-looking statements. Any statement containing words such as "believes," "anticipates," "plans," or "expects," and other statements which are not historical facts contained in this presentation are forward-looking, and these statements involve risks and uncertainties and are based on current expectations. Consequently, actual results could differ materially from the expectations expressed in these forward-looking statements. Reference is made to the Company's filings with the Securities and Exchange Commission for a more complete discussion of such risks and uncertainties. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified by the applicable cautionary statements.

Overview Food Division Industrial Division Manufacturing and Intellectual Property Historical Financials and Capitalization Table Agenda

Innovative globally patented food and industrial ingredient company: Focused on developing on-going commercialization processes and products that transform widely available agricultural by-products into valuable multifunctional ingredients used in food, energy and other industrial applications Z-Trim ingredients enable companies to produce products that can be safer, less expensive and more environmentally-friendly Scalable manufacturing capacity to produce next level of growth: Recently completed Iowa plant by Aveka Nutra Processing (Toll Manufacturer) with a capacity of up to 100,000 lbs/ month, scalable up to 1 MM lbs/month Strong advisory board brings significant credibility: Several former executives of Fortune 500 companies serve on Z Trim’s advisory board Strong global client base, distribution and strategic partners: Customers include large, multi-billion dollar consumer brand companies Primary Distributors: Skidmore Sales & Distribution Co. (U.S.), Kraki (Brazil), DKSH (Europe, Asia and Australia) Strategic Partners: Joint Development Agreement with Newpark Drilling Fluids (Market Cap of Newpark Resources, its parent, is $1 billion) to develop drilling fluids in oil & gas sector; R&D partnership with United States Department of Agriculture (“USDA”) to expand and enhance intellectual property Z Trim Overview

Processed and Whole Meats Dressings & Sauces Prepared Foods Baked Goods Dairy Petroleum coke/ iron ore/ charcoal briquetting production (commercialized) Oil drilling fluids (JDA with Newpark) Hydraulic Fracturing “Fracking” (in development) Bio-Fuels (in development) Paper and corrugated boxes (future development) Nutraceuticals/Pharmaceuticals (future development) Cosmetics (future development) Z Trim Holdings Z-Trim Ingredients (Food Division) Target Markets ZT Technologies (Industrial Division)

Edward Smith Board of Directors Director since 2009 Founder and Managing Partner of Brightline Capital Management, previous experience at Gracie Capital, GTCR Golder Rauner and Credit Suisse First Boston BA in Social Studies from Harvard College and MBA from Harvard Business School Lynda Carroll VP of Sales & Operation VP of Sales & Operations since 2012 A food scientist and culinary chef, previously contributed to applications and quality assurance for Campbell's Soup Company and Conway Import Co., Inc. BS in Food Science from Univ. of Wisconsin Certificate of Baking and Pastry Arts from Kendall College Steve Cohen Chief Executive Officer Chief Executive Officer since 2007 25 years of experience at the Chicago Mercantile Exchange Member of the U.S. Olympic Team (Judo) at the 1988 Olympics in Seoul Coach for the U.S. Olympic Team at the 2000 Olympics in Sydney, Australia University of Illinois and Oakton Community College Brian Chaiken, CPA Chief Financial Officer Chief Financial Officer since 2008 Formerly Executive Vice-President of Legal Affairs for Supra Telecommunications and Information Systems, Inc. Member of the Illinois and Florida Bars BS in Accountancy from the University of Illinois, JD from DePaul University Kyle Hannah VP of Technology VP of Technology since 2008 In current role anticipates the needs of both contract manufacturers and customers. Formerly a Chemical Engineer with Kraft Foods, Sara Lee Corporation and ConAgra Foods BS in Chemical Engineering from IIT Morris Garfinkle Board of Directors Director since 2009 Over 35 years of experience in restructuring, mergers and acquisitions, investment assessment, competitive positioning, strategic planning and capital raising Served on the Board of HMSHost from 2000-2006 BS in Economics, Wharton School of Finance & Commerce, JD from Georgetown University Key Management Team & Board Members

Gordon Brunner – Former CTO of P&G Roger Enrico – Former CEO of PepsiCo Steve Finley – Former CFO of Baker Hughes Jack Greenberg – Former CEO of McDonalds James Lawrence – Former CFO of Unilever and General Mills Rick Lenny – Former CEO of Hershey Dick Mayer – Former CEO of Kraft and KFC Bob Morrison – Former CEO of Quaker Oats and Kraft Roger Stone – Current CEO of KapStone Paper Robert Shapiro – Former CEO of Nutrasweet and Monsanto Board of Advisors A number of former senior level executives from Fortune 500 companies serve on Z Trim’s Board of Advisors

Investment Highlights Capitalizes on Major Trends in the Food Sector: Obesity, School Nutrition Industrial Z Trim has strong potential in Oil Drilling/“Fracking” and “BFG” has strong potential in Petroleum Coke Pelletizing Large Market, High Margin and Scalable Business Model Strong Shareholders and Experienced Advisors With over 1/3 of U.S. adults and close to 1/5 of U.S. children defined as obese by the CDC, the food industry is entering a paradigm shift towards healthier, low calorie food Z Trim can lower the costs of finished foods, while making them healthier without degrading taste or “mouth-feel” Recently signed Joint Development Agreement with Newpark Drilling Fluids, a subsidiary of Newpark Resources (NYSE: “NR”), to develop BFG in drilling fluids BFG has the potential to be a less expensive and more readily available substitute for “Guar Gum” in the fracking industry Pursuing opportunities in multi-Billion dollar market sectors such as food, energy, paper and pharmaceuticals Margin expansion due to contract manufacturing agreement with Aveka with nominal capital expenditure requirements Widely available raw material supply in the U.S. Strong financial and advisory support from Brightline Ventures (invested ~ $15.5 mm to date) Former executives of Fortune 500 companies serve of our advisory board and have expressed willingness to open rolodexes up to assist Z Trim going forward

Sales Growth Strategy Newly opened production plant in Iowa (via contract manufacturing agreement with Aveka), for the first time, allows for mass production of Z Trim products to allow us to increase sales to greater levels Greater proliferation of Z Trim’s products in existing customer base; multiple categories and SKUs Greater use of distribution companies in domestic and international markets Skidmore (over 6,000 U.S. customers) Essex Grain Products Inc. (over 3,000 U.S. customers) Kraki-Brazil (over 780 South American customers) FX Morales (over 300 Mexican customers) DKSH (over 175 European and Asian customers) Enter new industrial markets Petroleum coke/ iron ore/ charcoal briquetting Bio-fuels Oil Drilling fluids/ Fracking fluids Expand and enhance technology and intellectual property Joint Development Agreements with industrial players (e.g., Newpark) Cooperative Research Agreements with the United States Department of Agriculture-ARS

Overview Food Division Industrial Division Manufacturing and Intellectual Property Historical Financials and Capitalization Table Agenda

Z Trim ingredients are natural, minimally processed, taste-neutral, zero calorie food ingredients Z Trim ingredients are made from corn bran and oat hull through a patented process exclusively licensed by Z Trim Holdings; the USDA patent expires in 2015 The Company has developed a proprietary manufacturing process to mass produce its line of products with improved margins The Company's Food Ingredient, “Z Trim,” is a USDA-Patented Product That Serves as a Functional Food Ingredient With the Following Characteristics: Food Manufacturers Lower manufacturing costs/improved margins Reduces calories, fat and trans-fat content Increases moisture retention Extends shelf life and reduces breakage Improves texture and mouth-feel Reduces oil separation Enables simpler and cleaner ingredient labeling Non-GMO line of products Consumers Low fat and low calorie food that tastes just like full-fat products Replacement of “non-natural” additives Better microwave results; freeze/thaw stable Adds dietary fiber Improves finished products Diabetic-safe and “gluten-free” Business Overview – Food Division (“Z-Trim Ingredients”) Z-Trim Ingredients Provide Multiple Benefits to the Food Industry & Consumers

Step 1: Corn Production Step 2: Corn Processed Into Corn Starch and Syrup Step 3: By-product of Corn Starch and Syrup is Corn Bran Corn Bran is a cost-effective and widely available raw material Source of Z-Trim Holdings’ Raw Material (Corn Bran)

Z-Trim’s Patented Technology Enables us to Implement Processes to “De-Construct” the By-products of Agricultural Processing of all Bio-Mass into its Components (Namely, Cellulose & Hemi-Cellulose) Thereby Creating Several Value-added Ingredients Cellulose = (Industrial and Food Products) Hemi Cellulose = (Industrial and Food Products) Fats/oils= (Pharmaceutical and Cosmetic Products) Patented Technology

Z Trim Holds up to 27.5 Times Its Own Weight in Water. No Competitive Product Currently Matches the Water Retention of Z-Trim Z Trim Corn Fiber: 27.5 ml water/gram Z Trim Oat Fiber: 10 ml water/gram Citrus Fiber: 7.5 ml water/gram Carrot Fiber: 6.5 ml water/gram Pea Fiber: 4 ml water/gram Microcrystalline Cellulose: 1.75 ml water/gram Z Trim’s unique water retention property is valuable to the Food and Energy Industries Unique Property of Z Trim: Water Retention

Industry Market Size Potential – Food (U.S. only) Source: Mintel 2005 *Assuming Z Trim ingredients replace currently used ingredients in these products.

Cost Savings for Food Producers - Case Study 1

- Example 1: **Hamburger Patties**



Hamburger Patty	Current Formulation Without Z Trim		Formulation With Z Trim	
Ingredient	Lbs/batch	Cost/lb	Lbs/batch	Cost/lb
Ground Beef (80/20)	982.4	$1.18	887.4	$1.06
Water	0	0	90.0	$0.00
Z Trim Corn Fiber	0	0	5.0	$0.04
Total		*$1.18*		*$1.10*

- Using Z Trim results in a savings of $0.08 per pound for a 6% cost savings
  - This may not sound like a lot, but, for American Foods Group, one of the largest meat producers in the U.S., which processes over 1 million pounds of ground beef a day, this 6% cost savings would translate into an approximately **$30 million cost reduction annually (meat products represent a $1.6B opportunity in U.S. alone)**
- In addition to cost savings, Z Trim produces additional value by:
  - Lowering fat content
  - Reducing shrinkage (size of finished product after cooking)
  - Producing moister texture & improved "mouth feel"

*Nutritional information was calculated using ESHA Genesis® R&D software

Z-TRIM

Example 2: Cheesecake Filling Using Z Trim results in a savings of $0.50 per pound for a 26% cost savings For Kraft Foods**, which processes over 10 million pounds of cheesecake base per year, this 26% savings would translate into an approximately $5 million cost reduction annually (this is one product in a company that has thousands) In addition to cost savings, Z Trim produces additional value by: Lowering fat content Improving creaminess and mouth-feel Cheesecake Filling Current Formulation Without Z Trim* Current Formulation Without Z Trim* Formulation With Z Trim* Formulation With Z Trim* Ingredient Lbs/batch Cost/lb Lbs/batch Cost/lb Cream Cheese 1,420.3 $1.93 986.2 $1.34 Water 0 0 408.2 $0.01 Z Trim Corn Fiber 0 0 25.9 $0.08 Total $1.93 $1.43 Cost Savings for Food Producers – Case Study 2 *Source: Nutritional information was calculated using ESHA Genesis® R&D software ** Kraft Foods is not currently a Z Trim customer.

Food Item Calories Calories % Reduction Total Fat Total Fat % Reduction Sodium Sodium % Reduction Food Item Original Z Trim % Reduction Original Z Trim % Reduction Original Z Trim % Reduction Blueberry Muffin Serving Size: 83 g 220 200 9.1% 9 g 6 g 33.3% 230 mg 230 mg 0.0% Mac & Cheese Serving Size: 170g 350 220 37.1% 22 g 8 g 63.6% 900 mg 470 mg 47.8% Wheat Roll Serving Size:110 g 170 150 11.8% 4.5 g 2.5 g 44.4% 115 mg 115 mg 0.0% Ranch Dressing Serving Size: 28 g 130 70 46.2% 14 g 7 g 50.0% 250 mg 150 mg 40.0% French Dressing: Serving Size: 28 g 110 70 36.4% 10 g 5 g 50.0% 125 mg 120 mg 4.0% Chocolate Pudding Serving Size: 99 g 120 90 25.0% 2.5 0 g 100.0% 90 mg 85 mg 5.6% Food Items Reformulated With Z Trim Source: Nutritional information was calculated using ESHA Genesis® R&D software

Overview Food Division Industrial Division Manufacturing and Intellectual Property Historical Financials and Capitalization Table Agenda

Z Trim’s industrial products can provide customers superior functionality, improved supply chain reliability, and reduced environmental impact, compared to many of the competitive products on the market today. Z Trim’ has two products on the industrial division (i) Industrial grade Bio-Fiber Gum (“BFG”); and (ii) IZT (“IZT”); BFG has exceptional binding and emulsifying properties comparable to competitive products such as gum acacia/arabic and guar gum BFG potential uses & applications: Petroleum coke/ iron ore/ charcoal briquette pelletizing Hydro-Fracking as proppant binder Ceramics pelletizing Bio-fuels IZT has one-of-a-kind viscosity building attributes, superior to products such as guar gum, CMC and xanthan gum. Recently signed joint development agreement with Newpark Drilling Fluids to work on incorporating IZT into drilling fluids. BFG and IZT products can be produced at a fraction of the cost of competitive products and therefore achieve higher margins for Z Trim Holdings. BFG Equal to or Better Functionally Vs. Alternatives $10b Market Opportunity Inexpensive and Readily Available Business Overview – Industrial Division (“ZT Technologies”)

Industrial Data – Drilling Fluids 8.1% 2011 Worldwide Drilling and Completions Fluids Market $10 billion potentially addressable market 11.1% 23.7% 35.7% 21.5% Newpark’s Worldwide Fluids Market Share 1999-2011 Newpark Drilling Fluids: Strategic Partner 4th largest drilling fluids provider worldwide Translates to ~$800 million (8.1% market share) for Newpartk Presents a potential multi-million dollar opportunity for Z Trim Source: Spears & Associates – Oilfield Market Report, September 2012

Industrial Data – Petroleum Coke 2015 Estimated Global Petcoke Production Source: Jacobs Engineering Company made first BFG sale to leading Petcoke manufacturer in February 2013 Establishes Z Trim’s technology in a multi-billion dollar industry

BFG can be used at much lower levels than competitive products, while achieving better results BFG usage level, at less than 0.8% of the total product mix, can replace: starch used at 5% or higher lignosulfonates used at up to 10% - very inexpensive material that leaves high residual impurities guar gum used at up to 3% - big oil competes for this raw material – Prices reached $30/Kg in 2012 gelatin used at up to 4% - prices trending higher Low usage levels equate to: less inventory to manage lower transportation costs higher product functionality as a binder BFG can pelletize iron ore, alumina, ceramics, fertilizer, and similar products First sale of BFG for petroleum coke pelletization took place in February 2013 BFG, which is patent pending, was successfully used to pelletize petroleum coke and Kaolin clay to form pellets with much higher green strength for use in the aluminum/steel production industry: BFG Case Study: Minerals Pelletization

Overview Food Division Industrial Division Manufacturing and Intellectual Property Historical Financials and Capitalization Table Agenda

Part of the Aveka Group, a contract manufacturing and R&D company focusing on particle technology Strategically located in Waukon, Iowa (near raw material sources) Began producing Z Trim products in late 2012 Produces all products in Z Trim product line Current capacity of up to 100,000 lbs/ month, scalable to up to 1 MM lbs/month within the same facility Manufacturing – Aveka Nutra Processing

3-year Collaborative Research and Development Agreement (“CRADA”) with the USDA-ARS for: Intellectual Property Protection Expansion of Intellectual Property Portfolio R&D Access to World Class Scientists and Facilities CRADA gives Z Trim Holdings access to a deep bench of Ph.D.s for the cost of one in-house scientist It also provides access to state-of-the-art equipment Existing Patents Exclusive License to USDA Patent No. 5,766,662 (expires in 2015) Z Trim Patent No. 7,625,591 (expires in 2025) Z Trim Patent No. 7,763,301 (expires in 2026) Provisional BFG patent filed in June 2012 with co-inventor - USDA Intellectual Property Overview

Overview Food Division Industrial Division Manufacturing and Intellectual Property Historical Financials and Capitalization Table Agenda

Summary Financials – Income Statement ($ in thousands) For the 6 Mos. Ended June 30, For the 6 Mos. Ended June 30, For the 6 Mos. Ended June 30, For the 6 Mos. Ended June 30, For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2013 2012 2012 2011 Revenues $746 $642 $1,275 $1,017 Cost of Revenues 1,266 1,265 2,610 2,666 Gross Margin (520) (622) (1,335) (1,649) Operating expenses: Selling, general and administrative 3,458 1,943 4,708 5,692 Operating Loss (3,978) (2,566) (6,043) (7,340) Other income (expenses) - - - - Change in fair value - derivative 497 (2,887) (1,514) 3,807 Expense for modification of warrants (4,789) - - - Settlement loss - (14) (2,005) (47) Interest income (expense) and other 13 (35) (21) (3,361) Total Other Income (Expenses) (4,279) (2,947) (3,541) 399 Net Loss ($8,257) ($5,513) ($9,584) ($6,941)

Summary Financials – Balance Sheet ($ in thousands) As of 6/30/2013* % of Total Assets Cash and cash equivalents $479 10.1% Accounts receivable 430 9.1% Inventory 995 21.1% Other current assets 139  2.9% Total current sssets 2,045 43.4% Property and equipment, net 2,123 45.0% Other long term assets long term assets 548 11.6% Total assets $4,717 Accounts payable 280 5.9% Accrued expenses and other 192 4.1% Accrued liquidated damages 36 0.8% Derivative Liabilities 2,949 62.5% Total current liabilities 3,458 73.3% Total stockholders’ equity 1,258 26.7% Total liabilities and shareholders’ equity $4,717 NM = Not meaningful On August 20, 2013, and September 18, 2013, the Company received a total of $962,000 from the sale of securities in private placement transactions to Brightline Ventures I-C, LLC.

(1) Closing price on September 20, 2013 (2) Calculated using Treasury Stock Method (in millions except for stock price) ZTHO Capitalization Table (3) 98% of which represents warrants held by Brightline Ventures Ticker ZTHO Price(1) $1.14 Market Cap $41.0 Fully Diluted Market Cap $41.4

“As a leading supplier to the school food service industry, we are constantly focusing on healthy options for kids. In fact we have a tremendous focus on health and wellness throughout our business. Judging this competition certainly helped me understand how important ingredient choices are when developing healthy products that kids, and consumers in general, enjoy.” “Ingredients like Z-Trim allow us to maintain the high level of integrity and quality we are known for while providing a cleaner label and a healthier product. The 1st place “Smokin’ Powerhouse Chili” was a standout. It packed a flavorful punch while delivering vibrant flavors loaded with nutrients. This truly is defining the future of food…” THE HEALTHY SCHOOL MEAL CHALLENGE Christian "Kit" Kiefer, Corporate Executive Chef Schwan's Food Service Inc. President, Research Chefs Association What Our Partners are Saying

Team Z-Trim’s Smokin’ Powerhouse Chili took First Place at the "Making School Meals Healthy Challenge” at the 2012 Institute of Food Technologies Meeting and Expo! Awards and Accolades